Exhibit A
                                                                    ---------


                            JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of American International Group, Inc., and that this Agreement be included as an Exhibit to such joint filing.

         Each of the undersigned acknowledges that each shall be responsible for the timely filing of any statement (including amendments) on Schedule 13D, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


Dated: May 26, 2006        MAURICE R. GREENBERG


                           By:  /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                               -----------------------------------------------
                           Name: Bertil P-H Lundqvist, Attorney-in-Fact


                           By:     /s/ Leif B. King, Attorney-in-Fact
                               -----------------------------------------------
                           Name:   Leif B. King, Attorney-in-Fact


                           EDWARD E. MATTHEWS


                           By:  /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                               -----------------------------------------------
                           Name: Bertil P-H Lundqvist, Attorney-in-Fact


                           By:  /s/ Leif B. King, Attorney-in-Fact
                               -----------------------------------------------
                           Name: Leif B. King, Attorney-in-Fact


                           STARR INTERNATIONAL COMPANY, INC.


                           By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                               -----------------------------------------------
                           Name:  Bertil P-H Lundqvist, Attorney-in-Fact


                           By:   /s/ Leif B. King, Attorney-in-Fact
                               -----------------------------------------------
                           Name:  Leif B. King, Attorney-in-Fact

                           C. V. STARR & CO., INC.


                           By:    /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                               -----------------------------------------------
                           Name:   Bertil P-H Lundqvist, Attorney-in-Fact


                           By:    /s/ Leif B. King, Attorney-in-Fact
                               -----------------------------------------------
                           Name:   Leif B. King, Attorney-in-Fact



                           UNIVERSAL FOUNDATION, INC.


                           By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                               -----------------------------------------------
                           Name:  Bertil P-H Lundqvist, Attorney-in-Fact


                           By:   /s/ Leif B. King, Attorney-in-Fact
                               -----------------------------------------------
                           Name:  Leif B. King, Attorney-in-Fact


                           THE MAURICE R. AND CORINNE P. GREENBERG
                           FAMILY FOUNDATION, INC.


                           By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                               -----------------------------------------------
                           Name:  Bertil P-H Lundqvist, Attorney-in-Fact


                           By:   /s/ Leif B. King, Attorney-in-Fact
                               -----------------------------------------------
                           Name:  Leif B. King, Attorney-in-Fact


                           MAURICE R. AND CORINNE P. GREENBERG JOINT
                           TENANCY COMPANY, LLC


                           By:   /s/ Bertil P-H Lundqvist, Attorney-in-Fact
                               -----------------------------------------------
                           Name: Bertil P-H Lundqvist, Attorney-in-Fact


                           By:    /s/ Leif B. King, Attorney-in-Fact
                               -----------------------------------------------
                           Name:  Leif B. King, Attorney-in-Fact